UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2023
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BILL Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39149	83-2661725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, Suite 100 San Jose, California		95002
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 621-7700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	BILL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
In April 2023, Ernst & Young LLP (“EY”), the independent auditor of BILL Holdings, Inc. (the “Company”), conducted a routine internal audit quality review of the audit of the Company’s fiscal year 2022 consolidated financial statements, filed by the Company with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K on August 22, 2022 (the “2022 Form 10-K”). Subsequent to that review, in May 2023, while there was no impact to our financial statements, management and EY determined that control deficiencies nevertheless existed due to insufficient documentation and evidence retained for Sarbanes-Oxley compliance purposes, and therefore, necessary to conclude on their effectiveness under the Sarbanes-Oxley Act. Solely as a result of these deficiencies, on May 15, 2023, the Company concluded that it had a material weakness in internal control over financial reporting related to information systems and applications within the quote-to-cash process as of June 30, 2022.
The material weakness does not impact the Company’s consolidated financial statements presented in the 2022 Form 10-K or in the Company’s quarterly reports on Form 10-Q for the quarters ended September 30, 2022 and December 31, 2022 (together with the 2022 Form 10-K, “the Prior Reports”). The Company’s consolidated financial statements included in the Prior Reports continue to present fairly, in all material respects, the financial position of the Company as of the applicable dates and the results of its operations and its cash flows for the applicable periods, and are in conformity with U.S. generally accepted accounting principles. EY’s opinion on the Company’s consolidated financial statements in the 2022 Form 10-K remains unchanged.
The Company intends to (1) file an amendment to the 2022 Form 10-K to appropriately revise Management’s Report on Internal Control over Financial Reporting and Evaluation of Disclosure Controls and Procedures and include EY’s revised report thereon and (2) to amend each of its quarterly reports on Form 10-Q for the quarters ended September 30, 2022 and December 31, 2022 to appropriately revise the disclosures regarding its disclosure controls and procedures. Based on the foregoing, both management’s assessment and Ernst & Young’s report on internal control over financial reporting as of June 30, 2022, should no longer be relied upon and the Company’s management has determined that, in light of the material weakness, the Company’s disclosure controls and procedures were not effective at a reasonable assurance level as of June 30, 2022, September 30, 2022, December 31, 2022, and March 31, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BILL HOLDINGS, INC.

Date:	May 15, 2023	By:	/s/ John Rettig
John Rettig Chief Financial Officer and Executive Vice President, Finance and Operations